                                                                   Exhibit 3.138

                            CERTIFICATE OF AMENDMENT
                                       TO
                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                            COCOA BEACH HOTELS, LTD.
         --------------------------------------------------------------

         --------------------------------------------------------------
          (Insert name currently on file with Florida Dept. of State)

Pursuant to the provisions of section 620.109, Florida Statutes, Cocoa Beach Hotels, Ltd., a Florida limited partnership (the "Partnership"), whose certificate was filed with the Florida Department of State (the "Department") on June 6, 1984 (such certificate being amended by a First Amendment, filed with the Department on February 10, 1986, Second Amendment, filed with the Department on December 28, 1987, and Third Amendment, filed with the Department on January 11, 1994), adopts the following certificate of amendment to its certificate of limited partnership:

FIRST:    Amendment(s):

     Article 3 of the Certificate of Limited Partnership is amended to show the new address of the Partnership and the new name and address of the Partnership's new registered agent. Article 3 shall read as follows:

          3. The principal place of business of the Partnership is at 1550 North Atlantic Avenue, Cocoa Beach, Florida and the name and address of the registered agent of the Partnership is CT Corporation System, 1200 South Pine Island Road, Plantation, FL 33324.

     Article 4 of the Certificate of Limited Partnership is being amended to show that Carazona Assets, Inc., The Cocoa Beach Company, Inc., Charles R. Faust, C. Wayne Thompson and S. Ronald Thompson have withdrawn from the Partnership and the new general partner shall be AGH UPREIT LLC. Article 4 shall read as follows:

          4. The name and address of the general partner:

                    AGH UPREIT LLC
                    c/o American General Hospitality Corporation
                    3860 West Northwest Highway, Suite 300
                    Dallas, Texas  75220

SECOND:   This certificate of amendment shall be effective at the time of its filing with the Department.

THIRD:    Signature(s)

Signature of current general partners:

                    Carazona Assets, Inc., a      The Cocoa Beach Company, Inc.,
                    Florida corporation           a Florida corporation

                    By: /s/ Charles Faust         By: /s/ James M. Havach
                        --------------------      ------------------------------
                        Charles Faust             James M. Havach
                        President                 Vice President

Signature(s) of new general partner(s), if applicable:

                         AGH UPREIT LLC, a Delaware
                         limited liability company

                         By:  American General Hospitality Operating
                              Partnership, L.P., a Delaware limited
                              partnership, member

                              By: AGH GP, Inc., a Nevada corporation,
                                  its general partner

                                  By: /s/ Bruce G. Wiles
                                      --------------------------------
                                      Name: Bruce G. Wiles
                                      Title: Executive Vice President

                            Cocoa Beach Hotel, Ltd.

HAVING BEEN NAMED AS REGISTERED AGENT AND TO RECEIVE SERVICE OF PROCESS FOR THE ABOVE STATED CORPORATION AT THE PLACE DESIGNATED IN THESE PROVISIONS, I HEREBY ACCEPT THE APPOINTMENT AS REGISTERED AGENT AND AGREE TO ACT IN THIS CAPACITY. I FURTHER AGREE TO COMPLY WITH THE PROVISIONS OF ALL STATUTES RELATIVE TO THE PROPER AND COMPLETE PERFORMANCE OF MY DUTIES, AND I AM FAMILIAR WITH AND ACCEPT THE OBLIGATIONS OF MY POSITION AS REGISTERED AGENT.


DATE:  July 3, 1997                     CT CORPORATION SYSTEM

                                        By: /s/ Connie Bryan
                                            -----------------------
                                            Connie Bryan,
                                            Special Assistant Secretary

[FILED]
[SECRETARY OF STATE]
[OFFICIAL STAMP]
[97 JUN 27 PM 1:00]

                       THIRD AMENDMENT TO CERTIFICATE OF
                             LIMITED PARTNERSHIP OF
                            COCOA BEACH HOTELS, LTD.

     The undersigned, being all of the partners of Cocoa Beach Hotels, Ltd., a Florida limited partnership, hereby further amend the Certificate of Limited Partnership filed with the Secretary of State of Florida on June 6, 1984, as amended by the First Amendment and Second Amendment thereto filed with the Secretary of the State of Florida on February 10, 1986 and December 28, 1987, respectively, as follows:

     1. Triple T Inns of Arizona, Inc. has assigned its interest as a Special General Partner to Carazona Assets Inc., and withdrawn from the Partnership, and said assignee has become the owner of said assignor's interest and been admitted to the Partnership as a Special General Partner, all effective as of January 1, 1994.

     2. Except as provided herein, the aforementioned Certificate of Limited Partnership and First Amendment and Second Amendment thereto remain in full force and effect.

     3.  This Third Amendment shall be effective as of January 1, 1994.

     IN WITNESS WHEREOF, the undersigned have sworn to and executed this Third Amendment to Certificate on or as of this 31st day of December, 1993.

SPECIAL GENERAL PARTNERS:           GENERAL AND LIMITED PARTNERS:

CARAZONA ASSETS, INC.               By: THE COCOA BEACH COMPANY, INC.

By: /s/ Larry Koonin                    By: /s/ Clyde E. Williams, Jr.
    --------------------------              -----------------------------
    Larry Koonin                            Clyde E. Williams, Jr.
    Its Vice President                      A Vice President Acting on
                                            behalf of all the general and
THE COCOA BEACH COMPANY, INC.               limited partners pursuant to the
                                            special power of attorney granted
By: /s/ Clyde E. Williams, Jr.              to each special general partner
    --------------------------              under Section 11.1 of the Restated
    Clyde E. Williams, Jr.                  and Amended Limited Partnership
    A Vice President                        Agreement.

STATE OF FLORIDA      )
                      ) ss.
COUNTY OF (illegible) )
          ----------


     BEFORE ME, a Notary Public in and for said County and State, personally appeared Larry Koonin, the Vice President of Carazona Assets, Inc., who being first duly sworn acknowledged the execution of the foregoing Certificate to be his voluntary and free act and deed and the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 4th day of January, 199 .



                                             /s/ P.F. Nohrr
                                             -----------------------------------
                                             Notary Public

                                                        P.F. NOHRR
                                              NOTARY PUBLIC, STATE OF FLORIDA
                                             My Commission Expires June 3, 1995
                                                     Comm. CC 115123



STATE OF OHIO       )
                    ) ss.
COUNTY OF CUYAHOGA  )


     BEFORE ME, a Notary Public in and for said County and State, personally appeared Clyde E. Williams, Jr., a Vice President of The Cocoa Beach Company, Inc., who being first duly sworn acknowledged the execution of the foregoing Certificate to be his voluntary and free act and deed and the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official
seal this    day of December, 1993.
         ----


                                             /s/ (illegible)
                                             -----------------------------------
                                             Notary Public

STATE OF OHIO         )
                      ) ss.
COUNTY OF CUYAHOGA    )

     BEFORE ME, a Notary Public in and for said County and State, personally appeared Clyde E. Williams, Jr., a Vice President of The Cocoa Beach Company, Inc., a Special General Partner of Cocoa Beach Hotels, Ltd., who acknowledge the execution of the foregoing Certificate to be his voluntary and free act and deed and the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this ____ day of December, 1993.

                                   /s/ [ILLEGIBLE]
                                   -----------------------------------------
                                   Notary Public

                       SECOND AMENDMENT TO CERTIFICATE OF
                             LIMITED PARTNERSHIP OF
                            COCOA BEACH HOTELS, LTD.

     The undersigned, being all of the partners of Cocoa Beach Hotels, Ltd., a Florida limited partnership, hereby further amend the Certificate of Limited Partnership filed with the Secretary of State of Florida on June 6, 1984, as amended by the First Amendment thereto filed with the Secretary of the State of Florida on February 10, 1986, as follows:

     1. The names and addresses of the partners, and the Partnership's office and agent's address are:

          (a) The name and place of residence of each partner, general and limited being respectively designated, is as follows:

     GENERAL PARTNERS:

     Triple T Inns of Arizona, Inc.     325 Fifth Avenue
     (Special General Partner)          Indialantic, Florida 32903

     The Cocoa Beach Company, Inc.      2000 Huntington Building
     (Special General Partner)          Cleveland, Ohio 44115

     Charles R. Faust                   600 Fairway Drive
                                        Suite 209
                                        Deerfield Beach, Florida 33441

     C. Wayne Thompson                  325 Fifth Avenue
                                        Indialantic, Florida 32903

     S. Ronald Thompson                 1600 Willow Street
                                        Vincennes, Indiana 47591

     LIMITED PARTNERS:

     John D. Monson                     1100 Superior Avenue
                                        Cleveland, Ohio 44114

     Clyde E. Williams, Jr.             2000 Huntington Building
                                        Cleveland, Ohio 44115

     CW Associates, Co.                 2000 Huntington Building
                                        Cleveland, Ohio 44115

          (b) The Partnership's office address is 325 Fifth Avenue, Indialantic, Florida 32903, and the Partnership's Agent for service of process is Charles R. Faust, 600 Fairway Drive, Suite 209, Deerfield Beach, Florida 33441.

     2.   The total amount of cash contributed by each partner is as follows:

Triple T Inns of Arizona, Inc.    $  8,500.00
The Cocoa Beach Company, Inc.        8,500.00
Charles R. Faust                    83,300.00
C. Wayne Thompson                  166,600.00
S. Ronald Thompson                 166,600.00
John D. Monson                     208,250.00
Clyde E. Williams, Jr.              69,360.00
CW Associates Co.                  138,890.00

     3. Each partner has agreed to make contributions of cash in proportion to his capital account upon call by the special general partners. In the event a partner fails to make such a contribution, the remaining partners may contribute their proportionate share of the amount not contributed, with a corresponding adjustment of the partners' capital accounts being made.

     4. A limited partner may assign his interest upon the consent of the special general partners, and such assignee may become a substituted limited partner upon the consent of the special general partners.

     5. No right is given to the partners to admit additional limited partners, except in accordance with an assignee becoming a substituted limited partner.

     6. Upon the death, retirement, insanity or dissolution of a general partner, if there be no other general partner, the partners holding 70% or the partnership interests may elect a successor general partner and continue the partnership; otherwise the partnership shall be dissolved.

     7. Except as reflected herein, the aforementioned Certificate of Limited Partnership and First Amendment thereto remain in full force and effect.

     8.   This Second Amendment is effective as of January 1, 1987.

     IN WITNESS WHEREOF, the undersigned have sworn to and executed this Second
Amendment to Certificate this    day of December, 1987.

SPECIAL GENERAL PARTNERS:

TRIPLE T INNS OF ARIZONA, INC.

By:

THE COCOA BEACH COMPANY, INC.

By: /s/ illegible

GENERAL AND LIMITED PARTNERS:

By: THE COCOA BEACH COMPANY, INC.

     By: /s/ illegible
          Acting on behalf of all the general and limited partners pursuant to the special power of attorney granted to each special general partner under
Section 11.1 of the Restated and Amended Limited Partnership Agreement

STATE OF FLORIDA      )
                      ) ss
COUNTY OF BROWARD     )



     BEFORE ME, a Notary Public in and for said County and State, personally appeared Charles R. Faust, the President of Triple T Inns of Arizona, Inc., who being first duly sworn acknowledged the execution of the foregoing Certificate to be his voluntary and free act and deed and the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official
seal this     day of December, 1987.
         ----


                                             /s/
                                             -----------------------------------
                                             Notary Public



STATE OF OHIO       )
                    ) ss
COUNTY OF CUYAHOGA  )


     BEFORE ME, a Notary Public in and for said County and State, personally appeared James M. Havach, a Vice President of The Cocoa Beach Company, Inc., who being first duly sworn acknowledged the execution of the foregoing Certificate to be his voluntary and free act and deed and the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official
seal this    day of December, 1987.
         ----


                                             /s/ Rose E. Anthony
                                             -----------------------------------
                                             Notary Public

                                             ROSE E. ANTHONY
                                             STATE OF OHIO, CUYAHOGA COUNTY
                                             MY COMMISSION EXPIRES JUNE 7, 1993

STATE OF OHIO            )
                         ) ss
COUNTY OF CUYAHOGA       )

     BEFORE ME, a Notary Public in and for said County and State, personally appeared James M. Havach, a Vice President of the Cocoa Beach Company, Inc., a Special General Partner of Cocoa Beach Hotels, Ltd., who acknowledged the execution of the foregoing Certificate on behalf of each of the general and limited partners of said Partnership to be his voluntary and free act and deed and the free act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official
seal this    day of December, 1987.
          --


                                                   /s/ Rose E. Anthony
                                                   ----------------------------
                                                   Notary Public

                                              ROSE E. ANTHONY, NOTARY PUBLIC
                                              STATE OF OHIO, CUYAHOGA COUNTY
                                             MY COMMISSION EXPIRES JUNE 7, 1992

COUNTY OF CUYAHOGA )
                   )  SS.          AFFIDAVIT
STATE OF OHIO      )

     The undersigned, being a special general partner of Cocoa Beach Hotels, Ltd., a Florida general partnership, hereby declares, after being first duly sworn, that the total capital contributions made by the limited partners of said partnership as of January 1, 1987 are as follows:

          John D. Monson           $208,250.00

          Clyde E. Williams, Jr.   $ 69,360.00

          CW Associates Co.        $138,890.00

     As of January 1, 1987, no additional capital contributions by the limited partners of said partnership were anticipated.

     IN WITNESS WHEREOF, This Affidavit has been executed this 23rd day of December, 1987, effective as of January 1, 1987.

                                        THE COCOA BEACH COMPANY, INC.


                                        By: /s/ James M. Havach
                                            -------------------------
                                            James M. Havach,
                                            Vice President


     SWORN TO AND SUBSCRIBED BEFORE ME, a Notary Public in and for said County and State, this 23rd day of December, 1987.

                                            /s/ Rose E. Anthony
                                            -------------------------
                                            Notary Public

                                            ROSE E. ANTHONY, Notary Public
                                            State of Ohio, Cuyahoga County
                                            My Commission Expires June 7, 1992

                             SUPPLEMENTAL AFFIDAVIT

     All of the Partners of Cocoa Beach Hotels, Ltd. hereby certify that the actual amount of capital contributions is Four Hundred Sixteen Thousand Five Hundred Dollars ($416,500) which was contributed by the Limited Partners only.

     Dated this     day of          198?.

                                   SPECIAL GENERAL PARTNERS:

                                   COCOA BEACH HOTELS, LTD.

                                   BY: Triple T Inns of Arizona, Inc.,
                                       General Partner (Special)


                                       By: /s/ Charles R. Faust
                                           --------------------------------
                                           Charles R. Faust


                                   BY: The Cocoa Beach Company, Inc.,
                                       General Partner (Special)


                                       By: /s/ [ILLEGIBLE]
                                           --------------------------------

                                   GENERAL PARTNERS:


                                   /s/ Charles R. Faust
                                   ----------------------------------------
                                   Charles R. Faust



                                   /s/ C. Wayne Thompson
                                   ----------------------------------------
                                   C. Wayne Thompson



                                   /s/ S. Ronald Thompson
                                   ----------------------------------------
                                   S. Ronald Thompson



                                   LIMITED PARTNERS:



                                   /s/ John D. Monson
                                   ----------------------------------------
                                   John D. Monson



                                   /s/ Clyde E. Williams, Jr.
                                   ----------------------------------------
                                   Clyde E. Williams, Jr.

                                                       CW ASSOCIATES, CO.

                                                       By: /s/ Clyde E. Williams
                                                          ----------------------
                                                          Clyde E. Williams, Jr.


STATE OF FLORIDA
COUNTY OF BROWARD

     Before me personally appeared Charles R. Faust, President of Triple T Inns of Arizona, Inc., to me well known and known to me to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument for the purposes therein expressed.

     WITNESS my hand and official seal, this 27th day of December, 1988.


My Commission Expires:                            /s/ (illegible)
                                                 ------------------------------
                                                 Notary Public


STATE OF OHIO
COUNTY OF CUYAHOGA

     Before me personally appeared Clyde E. Williams, Jr., Vice President of The Cocoa Beach Company, Inc., to me well known and known to me to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument for the purposes therein expressed.

     WITNESS my hand and official seal, this 12th day of January, 1989.


My Commission Expires:                            /s/ (illegible)
                                                 ------------------------------
                                                 Notary Public


STATE OF FLORIDA
COUNTY OF BROWARD

     Before me personally appeared Charles R. Faust, to me well known and known to me to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument for the purposes therein expressed.

     WITNESS my hand and official seal, this 27th day of December, 1988.


My Commission Expires:                            /s/ (illegible)
                                                 ------------------------------
                                                 Notary Public

STATE OF FLORIDA
COUNTY OF BREVARD

     Before me personally appeared C. Wayne Thompson, to me well known and known to me to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument for the purposes therein expressed.

     WITNESS my hand and official seal, this 22nd day of December, 1988.


My Commission Expires:                  /s/ illegible
 illegible                            ---------------------------------------
                                        Notary Public

STATE OF FLORIDA
COUNTY OF BREVARD

     Before me personally appeared S. Ronald Thompson, to me well known and known to me to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument for the purposes therein expressed.

     WITNESS my hand and official seal, this 22nd day of December, 1988.

My Commission Expires:                  /s/ illegible
 illegible                              ---------------------------------------
                                        Notary Public


STATE OF OHIO
COUNTY OF CUYAHOGA

     Before me personally appeared John D. Monson, to me well known and known to me to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument for the purposes therein expressed.

     WITNESS my hand and official seal, this   day of December, 1988.

My Commission Expires:                  /s/ illegible
                                        ---------------------------------------
                                        Notary Public

                                                  illegible

STATE OF OHIO
COUNTY OF CUYAHOGA

         Before me personally appeared Clyde E. Williams, Jr., General Partner of CW Associates, Co., an Ohio general partnership, to me well known and known to me to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument for the purposes therein expressed.

         WITNESS my hand and official seal, this 12th day of January, 1989.


My Commission Expires:
ILLEGIBLE
                                           /s/ Karen A.P. Assink
                                           _______________________________
                                           Notary Public


STATE OF OHIO          ) SS.
COUNTY OF CUYAHOGA     }

         Before me personally appeared Clyde E. Williams, Jr., to me well known and known to me to be the person who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument for the purposes therein expressed.

         WITNESS my hand and official seal, this 12th day of January, 1989.


By Commission Expires:
ILLEGIBLE
                                           /s/ Karen A.P. Assink
                                           ________________________________
                                           Notary Public

                        FIRST AMENDMENT TO CERTIF1CATE OF
                             LIMITED PARTNERSHIP OF
                            COCOA BEACH HOTELS, LTD.


         The undersigned, being all of the Partners of Cocoa Beach Hotels, Ltd., a Florida limited partnership (the "Partnership") hereby amend the Certificate of Limited Partnership dated June 1, 1984 and filed with the Secretary of State of Florida on June 6, 1984 to reflect the admission and substitution effective July 1, 1985 of CW Associates Co. as a limited partner of the Partnership, and to state that the names and shares of profits of the limited partners of the Partnership, and the place of residence of the new limited partner, are as follows:

          Charles R. Faust                              9.8%

          C. Wayne Thompson                            19.6%

          S. Ronald Thompson                           19.6%

          John D. Monson                               24.5%

          Clyde E. Williams, Jr.                       8.16%

          CW Associates Co.                           16.34%
          2000 Huntington Building
          Cleveland, Ohio 44115

         Except as modified herein, the Certificate of Limited Partnership of the Partnership shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have sworn to and executed this First Amendment to Certificate this 30th day of December 1985.


GENERAL PARTNERS:                              LIMITED PARTNERS:

TRIPLE T INNS OF ARIZONA, INC.                 By: THE COCOA BEACH COMPANY, INC.

By: /s/ ILLEGIBLE                              By: /s/ ILLEGIBLE

                                               Acting on behalf of all the
                                               limited partners pursuant to the
                                               special power of attorney
                                               granted to each general partner
                                               under Section 10.1 of the
                                               Limited Partnership Agreement

THE COCOA BEACH COMPANY, INC.                  CW ASSOCIATES CO.

By: /s/ ILLEGIBLE                              By: /s/ Clyde E. Williams Jr.
                                                   A General Partner

STATE OF FLORIDA      )
                      ) SS
COUNTY OF BROWARD     )

         Before me, a Notary Public in and for said County and State, personally appeared Charles R. Faust, the ___________________ of Triple T Inns of Arizona, Inc., who being first duly sworn acknowledged the execution at the foregoing Certificate to be his voluntary and free act and deed and the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at _________________, __________________ this ________ day of December,
1985.


                                             /s/ ILLEGIBLE
                                             ___________________________________
                                             Notary Public

                                             Notary Public State of Florida
                                             My Commission Expires _____________
                                             ILLEGIBLE



STATE OF OHIO                 )
                              ) SS
COUNTY OF CUYAHOGA            )

         Before me, a Notary Public in and for said County and State, personally appeared James M. Havach a Vice President of The Cocoa Beach Company, Inc., who being first duly sworn acknowledged the execution of the foregoing Certificate to be his voluntary and free and deed and the free act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at Cleveland, Ohio this 30th, day of December, 1985.


                                             /s/ Karen A. P. Assink
                                             ________________________________
                                             Notary Public

                                             KAREN A. P. ASSINK

                                             Notary Public for the State of Ohio
                                             My Commission Expires Dec. 31, 198_

                       CERTIFICATE OF LIMITED PARTNERSHIP

                            COCOA BEACH HOTELS, LTD.


         The undersigned having formed a limited partnership pursuant to the laws of the State of Florida, hereby certify as follows:



         1. The name of the partnership is COCOA BEACH HOTELS, LTD.

         2. The character of the business to be transacted is the real estate development business, including the acquisition of land, the construction of a hotel and other improvements thereon, the management and operation of said facilities, the financing of such acquisition, construction, management and operation, the holding, expansion, sale and exchange of such facilities and the engaging in any activities necessary or incidental to such business and activities.

         3. The principal place of business of the partnership is at 325 Fifth Avenue, Indialantic, Florida 32903.

         4. The name and place of residence of each partner, general and limited being respectively designated, is as follows:


         GENERAL PARTNERS

         The Cocoa Beach Company, Inc.             2000 Huntington Building
                                                   Cleveland, Ohio 46113

         Triple T Inns of Arizona, Inc.            325 Fifth Avenue
                                                   Indialantic, Florida 32903

         LIMITED PARTNERS

         Charles R. Faust                          325 Fifth Avenue
                                                   Indialantic, Florida 32903

         C. Wayne Thompson                         325 Fifth Avenue
                                                   Indialantic, Florida 32903

         S. Ronald Thompson                        1600 Willow Street
                                                   Vincennes, Indiana 47391

STATE OF OHIO              )
                           ) SS
COUNTY OF CUYAHOGA         )

         Before me, a Notary Public in and for said County and State, personally appeared James M. Havach a Vice President of The Cocoa Beach Company, Inc., who being first duly sworn acknowledged the execution of the foregoing Certificate on behalf of all the limited partners of the above partnership to be his voluntary and free act and deed and the free act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at Cleveland, Ohio this 30th day of December, 1985.


                                            /s/ Karen A.P. Assink
                                            Notary Public
                                            ILLEGIBLE



STATE OF OHIO             )
                          ) SS
COUNTY OF CUYAHOGA        )


         Before me, a Notary Public in and for said County and State, personally appeared Clyde E. Williams, Jr., a general partner of CW Associates Co., a limited partner of the aforementioned Cocoa Beach Hotels, Ltd., who acknowledged the execution of the foregoing Certificate to be his voluntary and free act and deed and the free act and deed of said partnership.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at Cleveland, Ohio, this 30th day of December, 1985.


                                            /s/ Karen A.P. Assink
                                            Notary Public

                                            KAREN A.P. ASSINK
                                            ILLEGIBLE